UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50089

Date of Report: October 16, 2007

NATIONAL ENERGY SERVICES COMPANY, INC
(Exact name of registrant as specified in its charter)

Nevada	52-2082372
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3153 Fire Road, Suite 2C, Egg Harbor Township, NJ	08234
(Address of principal executive offices)	(Zip Code)
(800) 758-9288
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

Item 7.01

Regulation FD Disclosure

On October 16, 2007 the President of National Energy Services Company made a statement during a conference call for investors that contained material information regarding the results of its operations for the year ended October 31, 2007.  The statement also disclosed the Company’s current backlog.  A transcript of the President’s statement is filed as an exhibit to this Current Report.

Item 9.01

Financial Statements and Exhibits

Exhibits

99.1

Transcript of statement made on October 16, 2001 by John Grillo, President of National Energy Services Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.

Dated:  October 16, 2007

By: /s/John Grillo

       John Grillo, President